SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant: X
Filed by a Party other than the Registrant:
Check the appropriate box:

X  Preliminary  Proxy  Statement            Confidential,  for  Use  of
   Definitive  Proxy  Statement             the  Commission  Only  (as
   Definitive  Additional  Materials        permitted  by  Rule  14a-
                                            6(e)(2))

          Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        ASPEN GROUP RESOURCES CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                 Not Applicable
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
X    No fee required.
     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)  Title  of  each  class  of  securities  to  which transaction applies:

--------------------------------------------------------------------------------
     (2)  Aggregate  number  of  securities  to  which  transaction  applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4)  Proposed  maximum  aggregate  value  of  transaction:

--------------------------------------------------------------------------------
     (5)  Total  fee  paid:

--------------------------------------------------------------------------------
          Fee  paid  previously  with  preliminary  materials.
Check  box  if  any  part  of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount  Previously  Paid:

--------------------------------------------------------------------------------
     (2)  Form,  Schedule  or  Registration  Statement  No.:

--------------------------------------------------------------------------------
     (3)  Filing  Party:

--------------------------------------------------------------------------------
     (4)  Date  Filed:

--------------------------------------------------------------------------------

                        ASPEN GROUP RESOURCES CORPORATION
                              3300 Bank One Center
                         Oklahoma City, Oklahoma, 73102

  NOTICE OF ANNUAL GENERAL AND SPECIAL MEETING OF COMMON SHAREHOLDERS OF ASPEN
                          GROUP RESOURCES CORPORATION

                           MEETING DATE:  May 31, 2002


     NOTICE IS HEREBY GIVEN THAT an Annual and Special Meeting (the "Meeting") of Shareholders of ASPEN GROUP RESOURCES CORPORATION (the "Corporation") will be held at 3300 Bank One Center, 100 North Broadway, Oklahoma City, OK 73102 U.S.A. on Friday, the 31st day of May, 2002 at the hour of 10:30 o'clock in the forenoon (local time), for the following purposes:

1. to receive and consider the financial statements of the Corporation for the six month period ending December 31, 2001, and for the fiscal year ending June 30, 2001 and the respective reports of the auditors thereon;

2.   to elect seven (7) directors of the Corporation for the ensuing year;

3.   to  appoint  an  auditor  of  the  Corporation  for  the  ensuing  year;

4. to consider and if deemed advisable, approve, with or without variation, an Ordinary Resolution in the form attached as Exhibit "1" to the Proxy Statement dated April 30, 2002 to approve the issuance by the Corporation of common shares or securities convertible into common shares pursuant to private placement and acquisition transactions during the ensuing twelve
     (12) month period as described in the Proxy Statement prepared for the purposes of the Meeting;

5. to consider and, if deemed advisable, to pass with or without variation, an Ordinary Resolution approving an amendment to the Corporation's Stock Option Plan (the "Plan") to increase the maximum number of common shares available for issuance pursuant to options granted under the Plan, in the form of resolution annexed as Exhibit "2" to the Proxy Statement;

6. to consider and, if thought advisable, to authorize, approve and ratify by means of an Ordinary Resolution, the granting of certain specific stock options under the Plan which stock options, at the time of their original grant by the Board of Directors of the Corporation, resulted in the maximum number of common shares then available for issuance pursuant to options granted under the Plan to be exceeded, in the form of resolution annexed as Exhibit "3" to the Proxy Statement;

7. to consider and if thought advisable, to authorize, approve, and ratify, with or without variation, an Ordinary Resolution to re-price specific stock options granted under the Plan in the form of resolution annexed as Exhibit "4" to the Proxy Statement; and

8. to transact such other business as may properly be brought before the Meeting or any adjournment thereof.

     The specific details of the matters to be considered are set out in the Information Circular and Proxy Statement which accompanies and forms part of this Notice.

     DATED at the City of Oklahoma City, in the State of Oklahoma, this 30th day of April, 2002.

                                       BY ORDER OF THE BOARD OF DIRECTORS


                                       ----------------------------------------
                                       JACK E. WHEELER
                                       Chairman and Chief Executive Officer


                                    IMPORTANT

A Securityholder may attend the Meeting in person or may be represented by proxy. Securityholders of the Corporation who are unable to attend the Meeting in person are requested to date and sign the enclosed form of Instrument of Proxy and return it in the envelope provided for that purpose to the Corporation, c/o Equity Transfer Services Inc., Richmond Adelaide Centre, 120 Adelaide Street West, Suite 420, Toronto, Ontario M5H 4C3. In order to be valid and acted upon at the Meeting, the Instrument of Proxy must be received by the Corporation by 5:00 p.m. on the business day immediately preceding the Meeting or any adjournment thereof. The Chairman of the Meeting may, at his discretion, accept proxies at any time up to the commencement of the Meeting.

Securityholders are cautioned that the use of the mail to transmit Instruments of Proxy is at each Shareholder's risk.

Only Shareholders of the Corporation whose names have been entered in the respective register of Shareholders at the close of business on the record date of April 24, 2002 established for the mailing of this Notice are entitled to receive notice of and to vote at the Meeting unless such shareholder transfers his shares after the record date and the transferee of those shares establishes that he owns the shares and demands not later than the close of business ten
(10) days before the Meeting that the transferee's name be included in the list of Shareholders entitled to vote such shares at the Meeting.

                        ASPEN GROUP RESOURCES CORPORATION
                              3300 Bank One Center
                               100 North Broadway
                          Oklahoma City, Oklahoma 73102

                        MANAGEMENT INFORMATION CIRCULAR
                                      and
                                PROXY STATEMENT

1.   SOLICITATION  OF  PROXIES

INTRODUCTION

NO PERSON HAS BEEN AUTHORIZED BY ASPEN TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION IN CONNECTION WITH THE MATTERS TO BE CONSIDERED AT THE MEETING OTHER THAN THOSE CONTAINED IN THIS INFORMATION CIRCULAR AND, IF GIVEN OR MADE, ANY SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED.

Information contained in this Information Circular is given as of April 24, 2002, unless otherwise specifically stated.

This Management Information Circular and Proxy Statement (the "Circular") is furnished in connection with the Solicitation of Proxies by the Management of ASPEN GROUP RESOURCES CORPORATION (the "Corporation") for use at the Annual and Special Meeting of Shareholders of the Corporation (the "Meeting") to be held at the time and place and for the purposes set forth in the attached Notice of Annual and Special Meeting of Shareholders (the "Notice"). It is expected that the solicitation will be by mail primarily, but proxies may also be solicited personally by telephone or otherwise by Officers or Directors of the Corporation without additional compensation. The cost of preparing, assembling and mailing the proxy material and reimbursing brokers, nominees and fiduciaries for the out-of-pocket and clerical expenses of transmitting copies of the proxy materials to the beneficial owners of common shares ("Common Shares")of the Corporation held of record by such persons will be borne by the Corporation. The proxy materials are being mailed to Shareholders of Record at the close of business on April 24, 2002.

2.   APPOINTMENT,  REVOCATION  AND  DEPOSIT  OF  PROXIES

The persons named in the enclosed form of proxy are Directors or Officers of the Corporation.

A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON (WHO NEED NOT BE A SHAREHOLDER) TO ATTEND AND ACT FOR THE SHAREHOLDER AND ON THE SHAREHOLDER'S BEHALF AT THE MEETING OTHER THAN THE PERSONS DESIGNATED IN THE ENCLOSED FORM OF PROXY. SUCH RIGHT MAY BE EXERCISED BY STRIKING OUT THE NAMES OF THE PERSONS DESIGNATED IN THE ENCLOSED FORM OF PROXY AND BY INSERTING IN THE BLANK SPACE PROVIDED FOR THAT PURPOSE THE NAME OF THE DESIRED PERSON OR BY COMPLETING ANOTHER PROPER FORM OF PROXY AND, IN EITHER CASE, DELIVERING THE COMPLETED AND EXECUTED PROXY TO THE CORPORATION BEFORE THE TIME OF THE MEETING OR ANY ADJOURNMENT THEREOF.

A Shareholder forwarding the enclosed proxy may indicate the manner in which the appointee is to vote with respect to any specific item by checking the appropriate space. If the Shareholder giving the proxy wishes to confer a discretionary authority with respect to any item of business then the space opposite the item is to be left blank. The shares represented by the proxy submitted by a Shareholder will be voted in accordance with the directions, if any, given in the proxy. The giving of a proxy does not preclude the right to vote in person should the person giving the proxy so desire.

A Shareholder who has given a proxy may revoke it at any time in so far as it has not been exercised. A proxy may be revoked, as to any matter on which a vote shall not already have been cast pursuant to the authority conferred by such proxy, by instrument in writing executed by the Shareholder or by his attorney authorized in writing or, if the Shareholder is a body corporate, by an officer or attorney thereof duly authorized, and deposited either at the registered office of the Corporation at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, at which the proxy is to be used or with the Chairman of such Meeting on the day of the Meeting or any adjournment thereof, and upon either of such deposits the proxy is revoked. A proxy may also be revoked in any other manner permitted by law.

3.   MANNER  OF  VOTING  AND  EXERCISE  OF  DISCRETION  BY  PROXIES

The persons named in the enclosed form of proxy will vote the common shares in respect of which they are appointed in accordance with the direction of the Shareholders appointing them. In the absence of such direction, such common shares will be voted FOR each of the matters identified in the Notice and described in this Circular, except that a broker non-vote will have no effect.

The enclosed Form of Proxy confers discretionary authority upon the persons named therein with respect to amendments or variations to matters identified in the Notice of Meeting, and with respect to other matters which may properly come before the Meeting. At the time of the printing of the Circular, the Management of the Corporation knows of no such amendments, variations or other matters to come before the Meeting other than the matters referred to in the Notice of Annual and Special Meeting of Shareholders.

4.   VOTING  SECURITIES  AND  PRINCIPAL  HOLDERS  THEREOF

The authorized capital of the Corporation consists of an unlimited number of Common Shares and an unlimited number of preference shares issuable in series. On April 24, 2002, an aggregate of 35,429,990 Common Shares and no preference shares were issued and outstanding. Each Common Share entitles the holder thereof to one (1) vote at all meetings of Shareholders of the Corporation. A simple majority of the total shares represented at the Meeting is required to elect directors and ratify or approve the other items being voted on at this time. Abstentions will not count toward the approval or rejection of any matter under consideration. The presence, in person or by proxy, of two Holders of Common Shares of the Corporation entitled to vote is necessary to constitute a quorum at the Meeting. Notwithstanding the record date of April 24, 2002, specified above, the Corporation's Stock Transfer Books will not be closed and Common Shares may be transferred subsequent to the record date. However, all votes will be tabulated by the Scrutineer appointed for the Meeting, who will separately tabulate affirmative votes, abstentions and broker non-votes.

All Holders of Common Shares of the Corporation of record as of the close of business on April 24, 2002 are entitled either to attend and vote thereat in person the Common Shares held by them, or provided a completed and executed proxy will have been delivered to the Corporation, to attend and vote thereat by proxy the Common Shares held by them.

As at April 24, 2002, the only persons or companies who, to the knowledge of the Directors and Senior Officers of the Corporation, beneficially own, directly or indirectly, or exercise control or direction over more than (5%) of the issued and outstanding Voting Shares of the Corporation are listed below.

In addition, this table includes the outstanding voting securities beneficially owned by each of the Corporation's Directors, its Nominee Director and Executive Officers listed in the Summary Compensation Table as well as the number of Common Shares owned by Directors and Executive Officers as a group.


                                 NUMBER OF COMMON
                               SHARES and NATURE OF     TOTAL % OF
NAME                           BENEFICIAL OWNERSHIP   COMMON SHARES
----------------------------  ---------------------  --------------
Jack E. Wheeler(1)                 3,642,858(2)(14)           10.2%

Farrell Kahn                       3,423,000(14)               9.7%

Beacon 1HDK Trust, LLC             2,367,874(14)               6.7%

Custer County Drillers Inc.        2,021,990                   5.5%

Ron Mercer(1)                      1,750,000(3)                4.6%

Sam Hammons(1)                       214,286(5)(14)    less than 1%

Lenard Briscoe(4)                    614,286(6)                1.5%

James E. Hogue(4)                    434,286(7)                1.2%

Randall B. Kahn(4)                   170,495(8)(14)    less than 1%

Wayne T. Egan(4)                     128,578(9)        less than 1%

Anne Holland(4)                      192,857(10)       less than 1%

Jeffrey Chad(1)                    4,957,785(12)                14%

Allan Kent(11)                     1,487,396(13)               4.2%

Peter Lucas (1)                      157,143(15)       less than 1%

All Directors, the Nominee        13,593,684(16)              37.8%
for Director and Executive
Officers as a group
(11 persons, including
Jack E. Wheeler)

------------------------
Notes:

(1) Mr. Wheeler is Chairman of the Board, Chief Executive Officer and a Director of the Corporation. Mr. Mercer is the President and Chief Operating Officer. Messrs. Chad, Hammons and Lucas are Vice Presidents of the Corporation. The address of Messrs. Wheeler, Mercer, Hammons and Lucas is 3300 Bank One Center, 100 North Broadway, Oklahoma City, Oklahoma 73102. The address of Mr. Chad is Suite 400, 9400 N. Central Expressway, Dallas, Texas 75231.
(2) Includes employee stock options exercisable into an additional 785,715 Common Shares of the Corporation.
(3) Includes employee stock options exercisable into an additional 321,429 Common Shares of the Corporation.
(4) Mr. Hogue, Ms. Holland, Mr. Briscoe, Mr. Kahn and Mr. Egan are Directors of the Corporation. The address of Mr. Hogue and Ms. Holland is 6510 Abrams Road, Suite 300, Dallas, Texas 75231. The address of Mr. Briscoe is 406 North Main, Kingfisher, Oklahoma 73750. The address of Mr. Kahn is 20 North

     Gore, Suite 200, St. Louis, Missouri 63119. The address of Mr. Egan is 1600
     -  Exchange  Tower, 130 King Street West, Toronto, Ontario, Canada M5X 1J5.
(5) Includes employee stock options exercisable into an additional 71,429 Common Shares of the Corporation.
(6) Includes employee stock options exercisable into an additional 42,857 Common Shares of the Corporation.
(7) Includes 320,000 shares owned beneficially and employee stock options exercisable into an additional 114,286 Common Shares of the Corporation.
(8) Includes employee stock options exercisable into an additional 114,286 Common Shares of the Corporation.
(9) Includes employee stock options exercisable into an additional 114,286 Common Shares of the Corporation.
(10) Includes employee stock options exercisable into an additional 114,286 Common Shares of the Corporation.
(11) Mr. Kent is a Nominee Director of the Corporation. The address of Mr. Kent is Suite 200, 630 - 4 Avenue SW, Calgary, Alberta Canada T2P 0J9.
(12) Includes 573,896 warrants held directly, each exercisable at U.S. $1.25 until September 30, 2002 and at U.S. $1.75 until June 30, 2003 to acquire one common share of the Corporation and also includes 191,979 Class B Warrants each exercisable at $1.33 until June 28, 2002. Also included are 1,901,426 Common Shares, 950,712 warrants, and 191,979 Class B Warrants on the terms stated above which are held indirectly.
(13) Includes 443,703 warrants held directly, each exercisable at U.S. $1.25 until September 30, 2002 and at U.S. $1.75 until June 30, 2003 to acquire one common share of the Corporation. Also included are 104,191 Common Shares and 52,095 warrants on the same terms which are held indirectly.
(14) Shares other than optioned shares are held in the name of Aspen Energy Group, Inc.
(15) Includes employee stock options exercisable into an additional 71,429 Common Shares.
(16) Includes employee stock options and warrants exercisable into a total of 2,959,561 Common Shares.

Executive  Officers,  Directors  and  Director  Nominee

Jack Wheeler has served as a Director, Chairman of the Board and Chief Executive
------------
Officer of the Corporation since September 16, 1999. Prior to that he has been the Managing Partner of Crown Partners LLC Minerals Division (currently East Wood Equity Venture, Inc.) for more than the past five (5) years. Mr. Wheeler is an attorney who received his A.A. from Lon Morris University in 1969, a B.A. from Texas A&M University in 1970, an M.A. in 1974 from the University of Colorado, and his J.D. from the University of Houston in 1975.

Ron  Mercer  was  appointed  President  of the Corporation effective December 1,
-----------
2000. Prior thereto he was Executive Vice-President and Chief Operating Officer of the Corporation effective from September 16, 1999. Prior thereto, Mr. Mercer has acted as President responsible for the daily operations of Mercer Oil and Gas Company and Armer LLC for the past 5 years. He is a Professional Engineer with over 30 years experience in oil and gas asset management. He is a Registered Professional Engineer in Texas and Oklahoma, and a Member of the Society of Professional Engineers and Society of Petroleum Engineers. Mr. Mercer received his B.Sc. in Petroleum Engineering from Texas Tech University. Mr. Mercer is 54 years old.

Sam  Hammons  was  appointed  effective September 16, 1999 as Vice-President and
------------
General Counsel of the Corporation. He is an attorney with over 25 years experience, and is former President of the Law Firm of Hammons & Vaught. Mr. Hammons was formerly an Assistant for Energy Natural Resources to Governor David Boran in Oklahoma, and an Administrative Assistant to Governor George Nigh in

Oklahoma. Mr. Hammons is a graduate of Oklahoma Baptist University and received a J.D. from Oklahoma University and a Masters in International Relations from Oklahoma University. Mr. Hammons is 50 years old.

Wayne  T.  Egan  is  a  Partner  of the law firm of WeirFoulds LLP and practices
---------------
securities  law  and  corporate finance.  He is currently the head of the firm's
Securities  Law  Practice  Group.  Mr.  Egan  received  an  LL.B.  from  Queen's
University Law School in 1988 and a Bachelor of Commerce degree from the University of Toronto in 1985. Mr. Egan is a director of Verena Minerals Corporation, a public Canadian company. He is a Member of the Canadian Bar Association. WeirFoulds LLP serves as the Corporation's Corporate Counsel in Ontario, Canada.

James  E.  Hogue  was  President,  Chief Operating Officer and a Director of the
----------------
Corporation from June 17, 1996 to September 15, 1999. He currently serves solely as a Director of the Corporation. Mr. Hogue has also been a Director, President and major Shareholder of Third Coast Capital, Inc., a Venture Capital Company since 1988.

Anne  Holland has been the President of MAYCO Petroleum Co., a Crude Oil Trading
-------------
Company,  since  1982.   Ms.  Holland  devotes her principal working time to her
position as President of MAYCO Petroleum Co. and acts as a Director of the Corporation.

Randall  B.  Kahn currently is President of Triangle industries and was formerly
-----------------
President of Dharma Capital, a Venture Capital Company located in St. Louis, Missouri, from January 1990 to August 2000. From 1994 to 1999 Mr. Kahn served as Chief Executive Officer of Tiffany Industries, an office furniture manufacturer in St. Louis, Missouri. Prior thereto, Mr. Kahn was a litigation attorney from 1993 to 1994 with Paule, Camazine and Blumenthal, a Law Firm in St. Louis, Missouri and prior thereto was a litigation attorney with Susman, Chermer, Rimmel & Shifrin, a Law Firm in St. Louis, Missouri form 1989 to 1993. Mr. Kahn received a BA in English Literature from Colorado College in 1982 and received a JD Environmental Law Honours from Northwestern School of Law, Portland, Oregon.

Lenard Briscoe who was formerly President of Briscoe Oil Operating Company, Inc.
--------------
from 1980 to 2000. Although Mr. Briscoe is presently semi-retired, he remains involved and invests in real estate, banking and farming.

Jeffrey  Chad  is  Executive Vice President of the Company and the President and
-------------
Chief Executive Officer of Endeavour Resources, Inc. Mr. Chad is also President of Riechad Group of Companies, a group of investments companies with interests in oil and gas development and exploration within Alberta and the United States. From early 1983 to 1989, Mr. Chad was Vice President of Signalta Resources Limited, engineer and manager of an oil and gas corporation with annual cash flow in excess of $20 million and a capital budget of $15 million. Mr. Chad received his LL.B. from Dalhousie Law School, Halifax, Nova Scotia. Mr. Chad also received his B.Sc. Engineering Physics (Honours) in 1980 from Queen's University, Kingston, Ontario. Mr. Chad is 44 years old.

Allan  Kentis  a  nominee director.  Mr. Kent, of Calgary, Alberta, is a founder
-------------
and Chief Financial Officer of Endeavour Resources Inc. Mr. Kent is also President and director of Cubacan Exploration Inc., a CDNX listed junior oil and gas company. Mr. Kent is the President, a director and co-owner of Prospect Oil & Gas Management Ltd., a private Alberta junior oil and gas corporation. From 1973 through to 1979, Mr. Kent was employed by a national accounting firm in Toronto, Ontario auditing in various industries, including oil and gas, mining, automotive, manufacturing and real estate. Mr. Kent received his Bachelor of Mathematics degree in 1977 from the University of Waterloo, Waterloo, Ontario.

Peter  Lucas  is  the  Chief  Financial Officer and Senior Vice President of the
------------
Company. Mr. Lucas served as Chief Financial Officer of WesTower Corporation until September 1999. He is also a director of Ubiquitel, a public company. Mr. Lucas is a Chartered Accountant, and received his C.A. from the Institute of Chartered Accountants of British Columbia in 1980. He also has a Bachelor of Commerce degree from the University of Alberta. Mr. Lucas is 47 years old.

PARTICULARS  OF  MATTERS  TO  BE  ACTED  UPON

1.   ELECTION  OF  DIRECTORS

The number of Directors to be elected at the Meeting is seven (7). Unless otherwise specified, the persons named in the enclosed Form of Proxy will vote FOR the election of the Nominees whose names are set forth below. Management of the Corporation does not contemplate that any of the Nominees will be unable to serve as a Director, but if that should occur for any reason prior to the Meeting, the persons named in the enclosed Form of Proxy reserve the right to vote for another Nominee in their discretion. Each Director elected will hold office until the close of business on the day of the First Annual Meeting of Shareholders of the Corporation following his election unless his office is earlier vacated in accordance with the Articles of the Corporation.

The following table and notes thereto set out the names of Management's Nominees for election as Directors of the Corporation together with their positions held with the Corporation, age and Municipalities of residence:


Name                   Age  Principal Occupation             Director Since
---------------------  ---  -------------------------------  --------------

Jack Wheeler            53  Chairman of the Board and Chief  September 17, 1999
Edmond, Oklahoma            Executive Officer

James E. Hogue(1)(2)    66  President of Third Coast         June 17, 1996
Dallas, Texas               Capital, Inc., a venture
                            capital company

Wayne T. Egan(1)(2)     39  Partner with the Weir Foulds     June 17, 1996
Toronto, Ontario            LLP law firm
Canada

Anne Holland(2)         64  President of Mayco Petroleum     February 2, 1999
Fort Worth, Texas           Co., a crude oil trading
                            company

Randall B. Kahn(1)      42  President of Triangle            February 28, 2000
St. Louis, Missouri         Industries, a venture capital
                            company
Lenard Briscoe(1)(2)    68  Investor                         December 20, 2000
Kingfisher, Oklahoma

Allan Kent              48  Founder and Chief Financial      Nominee
Calgary, Alberta            Officer of Endeavour Resources,
Canada                      Inc.


--------------------
Notes:

(1)     Member  of  Audit  Committee.
(2)     Member  of  the  Compensation  Committee.

The Shareholders are urged to elect Management's Nominees as Directors.

2.   STATEMENT  OF  EXECUTIVE  COMPENSATION

A.   Summary  Compensation  Table

The following table discloses compensation paid to or awarded to the Corporation's Chief Executive Officer and each of the other most highly paid Executive Officers of the Corporation whose total salary and bonus exceeded $100,000 for the fiscal period ended June 30, 2001 (collectively, the "Named Executive Officers"). Disclosure of compensation paid the Named Executive
Officers is given for the last three complete financial years of the Corporation, and for the six-month period from July 1, 2001 to December 31, 2001. Specific aspects of the compensation of the Named Executive Officers are dealt with in further detail in subsequent tables.

                           SUMMARY COMPENSATION TABLE

                               Annual  Compensation(1)          Long  Term
                               --------------------            Compensation
                                                               ------------
Name and                                        Other Annual   Options/SARs
Principal       Fiscal     Salary      Bonus    Compensation      Granted
Position         Year       (US$)     (US $)        (US$)           (#)
(a)              (b)         (c)        (d)          (e)            (f)
----------------------------------------------------------------------------

Jack E.       12/2001(2)  $ 108,831          -              -              -
Wheeler       2001        $ 188,002          0              0        357,143
Director,     2000        $ 112,500          -              -        428,572
Chairman of   1999                -          -              -              -
the
Board and
Chief
Executive
Officer

Ron Mercer    12/2001(2)  $  72,167                         -              -
President     2001        $ 128,667  $ 100,000              -        107,143
and Chief     2000        $  48,000          -              -        214,286
Operating     1999                -          -              -              -
Officer

-------------------
Notes:

(1) Certain of the Corporation's Executive Officers receive personal benefits in addition to salary. The aggregate amount of these benefits, however, does not exceed the lesser of $50,000 or 10% of the total annual salary reported for the executives.
(2)  Six  month  period  ended  December  31,  2001.

B.   Long-Term  Incentive  Plan  Awards

     The Corporation currently has no long-term incentive plans, other than stock options granted from time to time by the Board of Directors under the provisions of the Corporation's Stock Option Plan and Non-Employee Directors Stock Option Plan.

C.   Option/SAR  Grants  (Year  ended  June  30,  2001)

Name             Number of Options   Exercise Price (1)      Expiry Date
                        (#)                 ($US)
---------------------------------------------------------------------------
Jack E. Wheeler             357,143  $              1.33  December 20, 2003

Ron Mercer                  107,143  $              1.33  December 20, 2003

No options were granted to Named Executive Officers under the Corporation's Stock Option Plan during the six month fiscal period ended December 31, 2001.

D.   Aggregated  Option/SAR  Exercises  and Financial Year-End Option/SAR Values

The following table sets forth information regarding the value of unexercised options held by Named Executive Officers as of December 31, 2001.

                                                              Value of
                                                             Unexercised
                                            Unexercised     in-the-Money
                                            Options/SARs    Options/SARs
                  Securities   Aggregate     at FY-End        at FY-End
                 Acquired on     Value          (#)             ($US)
                   Exercise     Realized    Exercisable/    Exercisable/
Name                 (#)          ($)      Unexercisable    Unexercisable
--------------------------------------------------------------------------
Jack E. Wheeler             0           0       785,715/0  $          0/$0
Ron Mercer                  0           0       321,429/0  $          0/$0

E.   Compensation  of  Directors

     Each Director who is not an employee of the Corporation is entitled to be paid $500 per Meeting of the Board of Directors and $500 per Committee Meeting not held on the same date as a Board Meeting. Directors are permitted to accept shares in lieu of cash. Directors who are employees of the Corporation are not paid any extra compensation for service on the Board or on Committees.

     No Directors were compensated by the Corporation during the fiscal year ended June 30, 2001, for services as consultants or experts, other than approximately US$142,000 paid in legal fees to WeirFoulds LLP, Toronto; Mr. Wayne T. Egan, a current Director of the Corporation, is a Partner in said Firm.

F.   Employment  Agreements

     The Corporation does not have employment contracts with any of its Executive Officers, other than with Jack Wheeler, its Chairman, President and Chief Executive Officer and Ron Mercer, Executive Vice-President and Chief Operating Officer. The agreement with Mr. Wheeler is effective until January 1, 2006, with automatic one year renewals thereafter. He is paid a base salary of US$200,000 per year, to be reviewed annually by the Board of Directors of the Corporation. The agreement with Mr. Mercer is effective until January 1, 2006, with automatic one year renewals thereafter. He is paid a base salary of US$150,000 per year, to be reviewed annually by the Board of Directors of the Corporation. Under the terms of both Employment Agreements, in the event of termination without cause or change of control, each is to receive sixty (60) months salary and bonus. There is no severance compensation otherwise payable.

G.   Indebtedness  of  Directors  and  Officers

     None of the Directors or Officers of the Corporation or their respective associates or affiliates is indebted to the Corporation.

H.   Statement  of  Corporate  Governance

     As a company listed on The Toronto Stock Exchange (the "TSE"), the Corporation is required to make annual disclosure about its approach to corporate governance. The Corporation's position has been developed in accordance with specific guidelines on corporate governance (the "Guidelines") which have been adopted by the TSE.

     Corporate governance refers to the manner in which a Board of Directors oversees the management and direction of a company. Governance is not a static issue, and must be judged from time to time based on the evolution of a company with respect to its size and the nature or its business, and upon the changing standards of the community. Not all corporate governance systems are alike. The Corporation's approach has been developed with respect to the Corporation's growth and current status.

     In reviewing the issue of corporate governance during 2000, the Board of Directors (the "Board") of the Corporation established an informal committee consisting of 3 members, Jack Wheeler, Chairman and Chief Executive Officer, Jim Hogue, director, and Wayne Egan, an outside director. Their mandate was to consider corporate governance matters and make recommendations to the Board consistent with the Corporation's position and size as a mid-size oil and gas company. The resulting approach to corporate governance adopted by the Board reflects these recommendations and recognizes the responsibility of the Board for the stewardship of the Corporation. This approach has been continued in 2001 and will be followed in 2002.

     The Corporation's approach to corporate governance specifically recognizes key responsibilities outlined by the TSE guidelines. These responsibilities include:

o    specific  strategic  planning;
o the identification of principal risks and the implementation of risk management systems;
o    succession  planning  and  the  monitoring  of  senior  management;
o the development of a communications policy to deliver information to the Corporation's Shareholders and the public; and
o ensuring the integrity of internal control and management information systems.

     Through regular review at quarterly meetings, the Board will continue to examine these issues in light of the Corporation's development in the oil and gas exploration business.

     For the Corporation, the implementation of a comprehensive and detailed system to address every possible issue of corporate governance would be inefficient and an undue strain on the resources and finances of a mid-size company. In order to address a wide range of issues of governance more effectively, the Board has elected to undertake three areas of activity through Board discussion, consensus or through the partial assistance of the Board, as follows:

     1. The tasks of appointing and assessing directors, and the assessment of the effectiveness of the Board, its committees and individual directors, are carried out by the full Board, rather than by appointed committees. New directors are given background materials and a review of the Corporation's development.

     2. The Board monitors management on a regular basis. The annual budget is reviewed regularly by the Board and by the Audit Committee of the Board as a basis to assess performance and progress. This procedure is favoured over the use of formal mandates which would define limits to management's responsibilities, or the use of procedures to approve the Chief Executive Officer's corporate objectives to ensure the Board can function independently of management. However, the Board will consider, on an ongoing basis, issues concerning the independence of the Board from management.

     3. The Board has not adopted a system that would enable an individual director to engage an advisor at the expense of the Corporation in appropriate circumstances. At this time, agreement by the Board to any such retainer, if at the expense of the Corporation, would be required.

     The committees of the Board are comprised primarily of outside directors and function as set out below.

     The  Audit  Committee  meets as required to review the annual and quarterly
     ---------------------
financial statements, matters relating to the Securities Commissions of Ontario, Alberta and British Columbia as well as the United States' Securities and Exchange Commission, investments and transactions that could adversely affect the well being of the Corporation and management's recommendations regarding share issues of the Corporation. The Audit Committee also establishes and monitors procedures to reduce conflicts of interest and for reviewing audit and financial matters. Through meetings with external auditors and senior management, the Audit Committee discusses, among other things, the effectiveness of the internal control procedures established for the Corporation.

     The  Compensation  Committee  reviews compensation practices and management
     ----------------------------
succession and approves the remuneration of the Corporation's senior executives, including the Chief Executive Officer. The Compensation Committee also monitors the integrity of management throughout periodic meetings with the Chief Executive Officer.

     The Board has not moved to appoint a Chairman who is other than the Chief Executive Officer for two main reasons. Firstly, the Corporation's business, the constitution and make-up of the Board and the knowledge, experience and background of Jack Wheeler make it appropriate that the Chief Executive Officer of the Corporation chair the Board. Secondly, the role of the chair in setting the Board agenda and ensuring that adequate and proper information is made available to the Board, a critical element for effective corporate governance, is best filled by one who has intimate knowledge of the Corporation and its operations.

     Finally, although the TSE guidelines do not emphasize issues of environmental concern, the Corporation's Board recognizes its responsibility to ensure that the Corporation's operations do not result in an adverse impact on the environment.

     The Corporation's Board remains committed to the ongoing development and improvement of the Corporation, its systems and in particular corporate governance. Shareholder feedback is encouraged at all times and commentary is always welcome. Shareholders are invited to address their comments to the attention of Chairman.

SUMMARY TSE CORPORATE GOVERNANCE GUIDELINE HIGHLIGHTS

o The Board of Directors should explicitly assume responsibility for stewardship of the company including strategic planning, risk management, succession planning and monitoring senior management, communications policy and the integrity of internal control.

o A majority of directors should be "unrelated directors" (no reference to shareholdings). If there is a "significant shareholder", ensure enough directors to represent other interests.

o The directors should appoint a committee (exclusively outside) with responsibility to propose new nominees to the Board and assess directors generally.

o The company should provide orientation and education for new recruits to the Board.

o    The  audit  committee  should be composed exclusively of outside directors.

o Every Board of Directors should examine its size with view to determining its effectiveness.

o    Compensation  for  directors  should  realistically reflect responsibility.

o The Board of Directors, or a corporate governance committee, should review the company's approach to governance issues on an ongoing basis.

o The directors and Chief Executive Officer should develop position descriptions defining the limits to management's responsibilities, together with corporate objectives which the Chief Executive Officer is responsible for meeting.

o The Board should establish appropriate structures to ensure that it can function independently of management.

o Individual directors should be able to engage outside advisers at the expense of the company in appropriate circumstances.

I.   Committees  of  the  Board  of  Directors  and  Meeting  Attendance

     The Board of Directors met five (5) times during the last fiscal year. The Board of Directors has an Audit Committee comprised of four (4) Members and a Compensation Committee comprised of four (4) Members. The Compensation Committee is responsible for establishing and reviewing the compensation paid to the Corporation's Executive Officers. The Compensation Committee met two (2) times during the last fiscal year.

     The Audit Committee met three (3) times during the last fiscal year. The Audit Committee recommends engagement of the independent Auditors, considers the fee arrangement and scope of the audit, reviews the Financial Statements and the Independent Auditors' Report, reviews the activities and recommendations of the Corporation's Internal Auditors, considers comments made by the Independent Auditors with respect to the Corporation's internal control structure, and reviews internal accounting procedures and controls with the Corporation's financial and accounting staff.

     Under the definition of "independence" formulated by the New York Stock Exchange, all of the members of the Audit Committee are considered independent. The Board of Directors, in the exercise of its business judgment and considering all material factors, considers Wayne T. Egan to be an independent member of the audit committee although Mr. Egan is a partner with a law firm which renders legal services to the Company.

     All Directors were present at each of the Meetings of the Board of Directors in person or by written ratification.

J.   Family  Relationships

     There are no family relationships among the Corporation's Directors or Executive Officers.

K.   Compliance  with  16(a)  of  the  Securities  Exchange  Act  of  1934

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires Executive Officers and Directors, and persons beneficially owning more than 10% of the Corporation's Stock to file initial reports of ownership and reports of changes in ownership with the United States Securities and Exchange Commission ("SEC") and with the Corporation. It appears that all of the officers and directors have inadvertently failed to file some of the required reports under Section 16(a). The officers and directors of the Corporation are working with the Corporation to file the necessary reports.

L.   Interests  of  Management  in  Material  Transactions

     From July 1, 1999, until April 24, 2002, the Company has entered into the following transactions with parties who could be considered insiders of the
     Company:

1.   EAST  WOOD  FIRST  PURCHASE  AGREEMENT

     The Company is party to an agreement made on September 16, 1999 (the "First Purchase Agreement"), with an effective date from July 1, 1999, pursuant to which the Company acquired 50% of the issued and outstanding shares of East Wood Equity Ventures, Inc. ("East Wood") from four (4) vendor shareholders of East Wood. Under the terms of the First Purchase Agreement, the Company agreed to issue to the shareholders of East Wood 6,604,414 Common Shares. The principal vendor was Jack Wheeler, the Chairman, Chief Executive Officer and a Director of the Company and also included Custer County Drillers, Inc. The estimated value of the East Wood shares acquired under the First Purchase Agreement was $7,464,505.

2.   EAST  WOOD  SECOND  PURCHASE  AGREEMENT

     The Company entered into an agreement made as of February 28, 2000 (the "Second Purchase Agreement") pursuant to which the Company acquired the remaining 50% of the issued and outstanding shares of East Wood from six (6) vendor shareholders of East Wood including Farrell Kahn and Randall Kahn. Under the terms of the Second Purchase Agreement, the Company agreed to issue to the six (6) Vendor Shareholders of East Wood an aggregate of 3,747,271 shares of Common Stock and a promissory note in the amount of $3,000,000. This promissory note has been exchanged for 3,857,143 Common Shares.

3.   ACQUISITION  OF  MERCER  OIL  AND  GAS

     Effective April 1, 2000, the Company acquired all of the outstanding common stock of Mercer Oil and Gas Company from Ron Mercer, President of the Company, in exchange for 142,857 Common Shares. The value of the acquired property was estimated at the time of acquisition as $343,800. Prior to the closing of the acquisition of Mercer Oil, the Company purchased certain oil and gas properties from Mercer Oil for $300,000 in cash.

4.   ACQUISITIONS  OF  BRISCOE  OIL  AND  L.C.B.  RESOURCES

     Effective May 1, 2000, Aspen acquired through a merger with Briscoe Oil Operating, Inc. a 55% undivided interest in 171 properties located in 21 counties in Oklahoma, Texas, and Kansas for $3,000,000. Effective May 1, 2000, Aspen also acquired 17 producing oil and gas properties, equipment, vehicles and a 10-year equipment facility yard lease from L.C.B. Resources, Inc., which was paid by the issuance of 571,429 restricted shares of Common Stock. Briscoe Oil Operating, Inc. and L.C.B. Resources, Inc. were both controlled by Lenard Briscoe, a current Director of the Company.

5.   ACQUISITION  OF  UNITED  CEMENTING  STOCK

     On August 9, 2001 (but effective January 1, 2001), Aspen acquired United Cementing and Acid Co., Inc., a privately-held oilfield service company headquartered in El Dorado, Kansas for $1,040,000 in cash and $250,000 in restricted stock. Lenard Briscoe, a current director of the Company, initially acquired a 25% interest in United Cementing in exchange for indebtedness and other consideration having an aggregate value of $312,500. Subsequent to December 31, 2001, Mr. Briscoe sold such 25% interest to the Company for $312,500.

6.   ENDEAVOUR  CONSULTING  ARRANGEMENTS.

     Endeavour Resources Inc., a subsidiary of the Company, contracts with Riechad Inc. and APT Inc., companies controlled by Mr. Chad, which provide among other things, services for engineering and management services, including that of the President and the CEO. The total contract fees charged and accrued during the year ended December 31, 2001 were $103,832. Other fees and reimbursable costs totaled $19,316.

M.   Report  of  the  Audit  Committee

     The Audit Committee acts under a written charter adopted and approved by the Board of Directors on April 8, 2002. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix "A".

     It is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are in all material respects complete and accurate in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. It is also not the responsibility of the Audit Committee to assure compliance by the Company with laws and regulations.

     Based on the Audit Committee's review of the audited financial statements as of and for the fiscal year ended June 30, 2001 and for the six month period ended December 31, 2001, and its discussion with management regarding such audited financial statements, its receipt of written disclosures and the letter from independent auditors required by Independence Standards Board Standard No. 1, its discussions with the independent auditors regarding such auditor's independence, the matters required to be discussed by the Statement on Auditing Standards 61 and other matters the Audit Committee deemed relevant and appropriate, the Audit Committee recommended to the Board of Directors that the audited financial statements as of and for the fiscal year ended June 30, 2001 and the six month period ended December 31, 2001, be included in the Company's Annual Report on Form 10-K for each such period.


     THE  AUDIT  COMMITTEE:

                                 Lenard Briscoe
                                 Wayne T. Egan
                                 James E. Hogue
                                 Randall B. Kahn

N.   Five  Year  Total  Shareholder  Return  Comparison

The following graph assumes that $100 was invested on December 31, 1996 in the Corporation's Common Shares, the TSE 300 Total Return Index and the TSE Integrated Oils Total Return Index, respectively.


                               [GRAPHIC  OMITTED]

3.   FINANCIAL  STATEMENTS  AND  RATIFICATION  OF  APPOINTMENT  OF
     INDEPENDENT  AUDITORS

The Annual Report for the Corporation is enclosed herewith, which includes the Audited Consolidated Financial Statements of the Corporation for the financial period ended June 30, 2001, together with the Auditors' Report thereon. In addition, the Corporation is changing its year end to December 31, with the first year end after the change being December 31, 2001. As a result, audited consolidated financial statements for the six month period ended December 31, 2001 together with the Auditor's Report thereon are also enclosed. Items 6,7, and 8 of the Corporation's annual report are incorporated, by reference, into this proxy statement. The Directors will lay before the Meeting the said Audited Financial Statements and Auditors' Reports. For the year ended June 30, 2001 and the period ended December 31, 2001, Lane Gorman Trubitt, LLP ("Lane Gorman") served in the capacity as auditors. Representatives of Lane Gorman are not expected to be at the Meeting; however, if questions arise which require their comments, arrangements have been made to solicit their response.

The Board of Directors and the Audit Committee of the Corporation have approved the re-appointment of Lane Gorman to audit the financial statements for the year ending December 31, 2002.

Proxies received in favour of Management will be voted FOR the appointment of Lane Gorman, as Auditors of the Corporation unless a Shareholder has specified in the proxy that his Shares are to be voted against such Resolution.

4.   ORDINARY  RESOLUTION  -  APPROVAL  OF  FUTURE  PRIVATE  PLACEMENTS

Management is of the view that potential acquisitions and additional funding of the Corporation's operations may be required in the future and as a result Shareholder approval for additional issuances of the Corporation's common shares may be required. At the present time the Corporation has no plans for the issuance of shares in any specific transaction. The Directors of the Corporation are of the view that it would be prudent for the Shareholders of the Corporation to pass a resolution authorizing the Corporation acting through its Board of Directors to negotiate acquisitions or to secure additional funds by way of the issuance of additional common shares. There will be no further approval of Shareholders before issuance of these additional common shares. Common shares to be issued will have the same rights and attributes as currently outstanding common shares. Common shares do not have preemptive rights.

Shareholders are being asked to pass a resolution authorizing additional private placements or share issuances for acquisitions which would take place within one(1) year of the date of this Circular. Such future private placements or share issuances for acquisitions will be subject to the following terms:

1. All of the private placement financing or share issuances for acquisitions will be carried out in accordance with the applicable securities laws and regulations.

2. Such future private placements or share issuances for acquisitions would not result in additional shares of the Corporation being issued in an amount exceeding fifty (50%) percent of the current number of issued and outstanding shares (in the aggregate) of the Corporation.

3. Any of the future private placements or share issuances for acquisitions would be substantially at arm's length.

4. Any of the future private placements or share issuances for acquisitions would require the consent of at least 75% of the Directors of the Corporation.

The resolution with respect to share issuances for acquisitions or private placement financing requires confirmation by a majority of the votes cast thereon at the Meeting.

Shareholders are advised that, if approved, this resolution will give the Board of Directors complete discretion to issue additional common shares without having to bring details to the Shareholders for discussion and approval. This could be a disadvantage to Shareholders if the marketplace considers additional amounts authorized (even though unissued) when considering potential dilution of earnings and cash flows. In addition, the actual issuance of a significant number of additional common shares would mean more shares outstanding and each shareholder's interest in the Corporation would be reduced. There can be no assurance that the Corporation would use its authority to issue additional common shares in ways which would not increase the dilution of the current Shareholders and cause the price of the common shares to decline in the marketplace.

Unless otherwise specified, the persons named in the enclosed form of proxy will vote FOR the Resolution. The text of the Resolution to be submitted to the Shareholders at the Meeting is attached to this Circular as Exhibit "1".

5.   ORDINARY  RESOLUTION  -  AMENDMENT  TO  STOCK  OPTION  PLAN

The Corporation has in place a 1997 Stock Compensation Plan for Directors, Officers, Employees and Consultants approved by the Shareholders at a Meeting held February 10, 1997 (the "Plan"). Section 2 of the Plan, as amended, provides that the maximum aggregate number of Shares reserved for issuance and which may be purchased upon the exercise of all options granted under the Plan shall not exceed 1,835,330 Common Shares, representing approximately 10% of the Common Shares of the Corporation issued and outstanding on the date the Plan was most recently amended and approved by the Shareholders of the Corporation. As stated elsewhere in this Circular, as at the date of this Circular there are 35,429,990 Common Shares of the Corporation issued and outstanding. Management of the Corporation is proposing that the maximum number of common shares of the Corporation eligible to be issued pursuant to the grant of options under the Plan be further increased to 3,500,000 (representing approximately 10% of the aggregate 35,429,990 Shares which are outstanding).

To maximize the utility of the Plan, it is the view of the Board of Directors of the Corporation that it is desirable to increase the number of Common Shares eligible for issuance pursuant to the grant of options thereunder to the maximum of 3,500,000. Pursuant to applicable securities regulations, however, Shareholder approval is required for any such amendment to the Plan. Accordingly, Shareholders of the Corporation will be asked at the Meeting to consider and, if thought advisable, to authorize and approve by means of an ordinary resolution, an Amendment to the Plan, increasing the maximum number of Common Shares of the Corporation issuable pursuant to the grant of options thereunder to 3,500,000. The Resolution Shareholders will be asked to approve is attached to this Circular as Exhibit "2".

To be approved, the Ordinary Resolution must be passed by a majority of the votes cast by the Shareholders at the Meeting in respect of this Resolution. Unless such authority is withheld, the persons named in the enclosed Proxy intend to vote FOR the amendment to the Option Plan of the Corporation attached to this Circular as Exhibit "2".

6.   RATIFICATION  OF  STOCK  OPTIONS  GRANTED

Pursuant to Board of Directors resolutions, the Board of Directors of the Corporation granted, subject to certain terms and conditions, to the following individuals (the "Subject Optionees"), respectively, the following stock options (the "Subject Options") under the Corporation's stock option plan (the "Plan"):

NAME                    DATE OF GRANT    NUMBER OF   EXERCISE     EXPIRY DATE
                                          OPTIONS     PRICE
--------------------  -----------------  ---------  ---------  -----------------
Genoa Communications
Management Inc.       July 25, 2001         85,714  $    1.00  July 25, 2004
--------------------  -----------------  ---------  ---------  -----------------
Connie Garrett        August 4, 2001        85,714  $    1.00  August 7, 2004
--------------------  -----------------  ---------  ---------  -----------------
George Moore          August 4, 2001        85,714  $    1.00  August 7, 2004
--------------------  -----------------  ---------  ---------  -----------------
Luke McCarley         August 4, 2001       100,000  $    1.00  August 7, 2004
--------------------  -----------------  ---------  ---------  -----------------
LaRhonda Williams     August 4, 2001       100,000  $    1.00  August 7, 2004
--------------------  -----------------  ---------  ---------  -----------------
Bart Hampton          December 14, 2001     20,000  $    0.50  December 14, 2004
--------------------  -----------------  ---------  ---------  -----------------

As a result of the issuance of the Subject Options, the Corporation exceeded the maximum number of common shares of the Corporation issuable pursuant to stock options granted under the Plan and, accordingly, the exercise of the said
Subject  Options  was  made  subject  to,  inter  alia,  shareholder  approval.

Accordingly, Shareholders of the Corporation will be asked at the Meeting to consider and, if thought advisable, to approve and ratify by means of an ordinary resolution, the grant of the Subject Options to the individuals listed above. The resolution Shareholders will be asked to approve is attached to this Circular as Exhibit "3". To be approved, the resolution must be passed by a majority of the votes cast by the Shareholders at the Meeting in respect of this resolution. None of the Subject Optionees, nor any related or affiliated parties, may vote in respect of this resolution.

7.   AMENDMENT  TO  STOCK  OPTION  PRICES

Pursuant to a Board of Directors resolution effective the 13th day of December, 2001, the Board of Directors of the Corporation agreed, subject to regulatory approval and approval of the Shareholders of the Corporation, to re-price certain options granted to non-management members of the Board of Directors of the Corporation. The details of the proposed re-pricing of the options held by non-management directors of the Corporation are as follows:

NAME OF OPTION  NUMBER OF  EXERCISE      REVISED       EXERCISE PERIOD
HOLDER           OPTIONS     PRICE    EXERCISE PRICE
--------------  ---------  ---------  --------------  -----------------
James Hogue        42,857  US $1.33   US $0.50        December 20, 2003
                   71,429  US $1.645  US $0.50        February 22, 2003
--------------  ---------  ---------  --------------  -----------------
Anne Holland       42,857  US $1.33   US $0.50        December 20, 2003
                   71,429  US $1.645  US $0.50        February 22, 2003
--------------  ---------  ---------  --------------  -----------------
Randall Kahn       42,857  US $1.33   US $0.50        December 20, 2003
                   71,429  US $1.645  US $0.50        February 22, 2003
--------------  ---------  ---------  --------------  -----------------
Lenard Briscoe     42,857  US $1.33   US $0.50        December 20, 2003
--------------  ---------  ---------  --------------  -----------------
Wayne T. Egan      42,857  US $1.33   US $0.50        December 20, 2003
                   71,429  US $1.645  US $0.50        February 22, 2003
--------------  ---------  ---------  --------------  -----------------

Accordingly, Shareholders of the Corporation will be asked at the meeting to consider, and if thought advisable, to approve and ratify by means of an ordinary resolution the re-pricing of the stock options to the individual non-management directors listed above. The resolution Shareholders will be asked to approve is attached to this circular as Exhibit 4. To be approved, the resolution must be passed by a majority of the votes cast by the Shareholders at the meeting in respect of this resolution. None of the non-management directors, or any related or affiliate parties to any such individuals, may vote in respect of this resolution. To the knowledge of the Corporation, the non-management directors hold in aggregate 1,083,352 shares, which will not be eligible to vote on this resolution.

Board  Report  Regarding  Re-Pricing  Of  Stock  Options

     The Board of Directors has considered and approved the re-pricing of stock options previously issued to non-employee directors of the Company. The existing stock options are exercisable at prices of $1.33 and $1.645 per share. They were granted to non-employee directors in lieu of compensation and because of the drop in the share price of the Company's common stock, they provide little or no incentive to the option holders. Accordingly, the Board of Directors has approved the re-pricing of all of these options to a price of $0.50 per share subject to approval by the Shareholders of the Company.

Jack E. Wheeler
Lenard Briscoe
James E. Hogue
Randall B. Kahn
Wayne T. Egan
Anne Holland

8.   GENERAL

Except as otherwise indicated, information contained herein is given as of April 24, 2002. Management knows of no other matters to come before the Meeting of Shareholders. However, if any other matters which are not now known to Management should come properly before the Meeting, the proxy will be voted on such matters in accordance with the best knowledge of the person voting it.

9.   SHAREHOLDERS  PROPOSALS  FOR  NEXT  ANNUAL  MEETING

Shareholders' Proposals intended to be presented at the Annual Meeting for the year 2002 must be received by the Corporation no later than December 31, 2002 for inclusion in the Corporation's Proxy Statement and form of proxy for that Meeting. Proposals may not exceed 500 words.

10.  DIRECTORS  APPROVAL

The contents and the sending of this Circular to the Shareholders of the Corporation have been approved by the Board of Directors of the Corporation.

DATED at Oklahoma City, Oklahoma this 30th day of April, 2002.


                              BY ORDER OF THE BOARD



                              JACK E. WHEELER
                              Chief Executive Officer

                                  Appendix "A"

                        ASPEN GROUP RESOURCES CORPORATION

                            AUDIT COMMITTEE CHARTER
                              (AS OF APRIL 8, 2002)

ORGANIZATION

     There shall be a committee of the Board of Directors to be known as the Audit Committee.

STATEMENT  OF  POLICY

     The Audit Committee shall provide assistance to the Board of Directors in fulfilling their responsibility to the Shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Company and the quality and integrity of the financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, and the financial management of the Company.

RESPONSIBILITIES

     In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and Shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

     Management is responsible for the Company's financial reporting process including its system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company's independent auditors are responsible for auditing those financial statements. The Audit Committee's responsibility is to monitor and review these processes. It is not the duty or responsibility of the Audit Committee to conduct auditing or accounting reviews or procedures. Members of the Audit Committee are not required to be accountants or auditors by profession or experts in the fields of accounting or auditing. Accordingly, the Audit Committee will rely, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and Canada and on the representation of the independent auditors included in their report on the Company's financial statements. The Audit Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Further, the Audit Committee's considerations and discussions with management and the independent auditors do not assure that the Company's financial statements will be presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's independent accountants are in fact "independent."

     Subject to the foregoing, in carrying out these responsibilities, the Audit Committee will:

     o Review and recommend to the Board of Directors the independent auditors to be selected to audit the financial statements of the Company and its divisions and subsidiaries.

     o Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

     o Review with the independent auditors, and the financial and accounting personnel of the Company, the adequacy and effectiveness of the accounting and financial controls of the Company and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis will be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

     o Review the internal audit function of the Company including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

     o Receive prior to each meeting of the Audit Committee a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

     o Review the financial statements contained in the Company's annual report to Shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the Shareholders. Any changes in accounting principles will be reviewed.

     o Provide sufficient opportunity for the financial and accounting management of the Company and the independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

     o Review accounting and financial human resources and succession planning within the Company.

     o Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors.

     o Investigate any matter brought to the attention of the Audit Committee within the scope of its duties with the power to retain outside counsel for the purpose if, in its judgment, that is appropriate.

     o    Review  and  update  the  committee's  charter  as  needed.

     o Approve the compensation of the independent accountant, and review and approve the discharge of the independent accountants.

     o Review the independence of the independent accountant, including a review of management consulting services and related fees provided by the independent accountant.

     o Inquire of management and the independent accountant about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company.

     o Review with management and the independent accountant at the completion of the annual audit:

          o    The  Company's annual financial statements and related footnotes.

          o The independent accountant's audit of the financial statements and its report thereon.

          o Any significant changes required in the independent accountant's audit plan.

          o Any serious difficulties or disputes with management encountered during the course of the audit.

          o Other matters related to the conduct of the audit which are to be communicated to the committee under generally accepted auditing standards.

     o Review with management and the independent accountants any interim financial reports before they are filed with the SEC or other regulators.

     o Review legal and regulatory matters that may have a material impact on the financial statements, related Company compliance policies, and programs and reports received from regulators.

     o Prepare a letter for inclusion in the annual report that describes the committee's composition and responsibilities, and how they were discharged.

     o
MEETINGS

     It is expected that the Audit Committee shall meet at least four times per year or more frequently as circumstances require. The committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

                                   EXHIBIT "1"

                 ORDINARY RESOLUTION RE: FUTURE SHARE ISSUANCES
                     FOR ACQUISITIONS OR PRIVATE PLACEMENTS


     NOW  THEREFORE  BE  IT  RESOLVED  THAT:

1. The Directors of the Corporation be and they are hereby authorized and directed to arrange from time to time share issuances in the capital of the Corporation for acquisitions or private placements subject to the following terms:

     (1) All share issuances for acquisitions or private placement financing will be carried out by the Corporation in accordance with the applicable laws and regulations.

     (2) The future share issuances for acquisitions or private placements will not result in additional shares of the Corporation being issued in an amount exceeding fifty (50%) percent of the issued and outstanding Shares in the aggregate of the Corporation (including the Shares to be issued on exercise of the Special Warrants).

     (3) Any of the future share issuances for acquisitions or private placements would be substantially at arm's length.

     (4) Any of the future private placements would require the consent of at least seventy-five (75%) percent of the Directors of the Corporation.

     (5) Any one Director or Officer of the Corporation be and he is hereby authorized and directed to execute and deliver under the corporate seal or otherwise all such deeds, documents, instruments and assurances and to do all such acts and things as in his opinion may be necessary or desirable to give effect to this resolution.

                                   EXHIBIT "2"

             ORDINARY RESOLUTION RE: AMENDMENT TO STOCK OPTION PLAN


     WHEREAS the maximum number of Shares eligible for issuance pursuant to the grant of options under the 1997 Stock Compensation Plan of the Corporation, as amended from time to time (the "Plan"), is 1,835,330;

     AND WHEREAS as of the date of the Circular to which this Resolution is attached, an aggregate of 35,429,990 Common Shares and Special Warrants were issued and outstanding and, as a result, Management proposes that the maximum number of Common Shares eligible for issuance under Stock Options granted under the Plan be increased to 3,500,000 (approximately 10% of the aggregate 35,429,990 Shares outstanding);

     AND WHEREAS the Corporation desires to maximize the utility of the Plan by increasing the number of Common Shares eligible for issuance pursuant to the grant of options under the Plan to the maximum permitted under applicable securities laws and regulations;

     AND WHEREAS applicable securities laws and regulations require Shareholder approval to any amendments to the Plan, including amendments increasing the maximum number of shares reserved for issuance under a particular plan as contemplated herein;

     NOW  THEREFORE  BE  IT  RESOLVED  THAT:

     (1) An Amendment to the Plan increasing the maximum aggregate number of Common Shares reserved by the Corporation for issuance pursuant to options granted under the Plan from 1,835,330 to 3,500,000 is hereby authorized, approved and confirmed.

     (2) Any one Director or Officer of the Corporation be and he is hereby authorized and directed to execute under the corporate seal or otherwise all such deeds, documents, instruments and assurances, and do all such acts and things as in his opinion may be necessary or desirable to give effect to this resolution.

                                   EXHIBIT "3"


     ORDINARY  RESOLUTION  RE:  RATIFICATION  OF  STOCK  OPTIONS  GRANTED


     WHEREAS by resolutions the Board of Directors of the Corporation granted, subject to certain terms and conditions, the following stock options (the "Subject Options") to the following individuals (the "Subject Optionees"), respectively, under the Corporation's stock option plan, as amended (the "Plan"):

NAME                    DATE OF     NUMBER OF  EXERCISE      EXPIRY DATE
                         GRANT       OPTIONS     PRICE
--------------------  ------------  ---------  ---------  -----------------
Genoa Communications  July 25,         85,714  $    1.00  July 25, 2004
Management Inc.       2001
--------------------  ------------  ---------  ---------  -----------------
                      August 4,        85,714  $    1.00  August 7, 2004
Connie Garrett        2001
--------------------  ------------  ---------  ---------  -----------------
                      August 4,        85,714  $    1.00  August 7, 2004
George Moore          2001
--------------------  ------------  ---------  ---------  -----------------
                      August 4,       100,000  $    1.00  August 7, 2004
Luke McCarley         2001
--------------------  ------------  ---------  ---------  -----------------
                      August 4,       100,000  $    1.00  August 7, 2004
LaRhonda Williams     2001
--------------------  ------------  ---------  ---------  -----------------
                      December 14,     20,000  $    0.50  December 14, 2004
Bart Hampton          2001
--------------------  ------------  ---------  ---------  -----------------

          AND WHEREAS as a result of the issuance of the Subject Options to the Subject Optionees, the Corporation exceeded the maximum number of common shares of the Corporation then issuable pursuant to stock options granted under the Plan and, accordingly, the exercise of the said Subject Options was made subject to shareholder approval;

NOW  THEREFORE  BE  IT  RESOLVED  THAT:

     (1) The grant and issuance of the Subject Options to the Subject Optionees, in accordance with and subject to the terms and conditions of the Plan, are hereby authorized, ratified and approved.

     (2) Any one director or officer of the Corporation be and is hereby authorized and directed to execute under corporate seal or otherwise all such deeds, documents, instruments and assurances and to do all such acts and things as in the director's opinion may be necessary or desirable to give effect to this resolution.

                                   EXHIBIT "4"

               ORDINARY RESOLUTION RE: RE-PRICING OF STOCK OPTIONS
                       GRANTED TO NON-MANAGEMENT DIRECTORS

     WHEREAS by resolutions of the Board of Directors on December 13, 2001, the Board of Directors of the Corporation authorized, subject to regulatory and shareholder approval, to re-price the following options held by non-management members of the Board of Directors, as granted under the Corporation's Stock Option Plan, as amended (the "Plan"):

NAME OF OPTION  NUMBER OF  EXERCISE   REVISED EXERCISE   EXERCISE PERIOD
HOLDER           OPTIONS     PRICE         PRICE
--------------  ---------  ---------  ----------------  -----------------
James Hogue        42,857  US $1.33   US $0.50          December 20, 2003
                   71,429  US $1.645  US $0.50          February 22, 2003
--------------  ---------  ---------  ----------------  -----------------
Anne Holland       42,857  US $1.33   US $0.50          December 20, 2003
                   71,429  US $1.645  US $0.50          February 22, 2003
--------------  ---------  ---------  ----------------  -----------------
Randall Kahn       42,857  US $1.33   US $0.50          December 20, 2003
                   71,429  US $1.645  US $0.50          February 22, 2003
--------------  ---------  ---------  ----------------  -----------------
Lenard Briscoe     42,857  US $1.33   US $0.50          December 20, 2003
--------------  ---------  ---------  ----------------  -----------------
Wayne T. Egan      42,857  US $1.33   US $0.50          December 20, 2003
                   71,429  US $1.645  US $0.50          February 22, 2003
--------------  ---------  ---------  ----------------  -----------------

     THEREFORE  BE  IT  RESOLVED  THAT:

     (1) The re-pricing of the options identified above held by the non-management directors of the Corporation, in accordance with and subject to the terms and conditions of the Plan is hereby authorized, ratified and approved.

     (2) Any one director or officer of the Corporation be and is hereby authorized and directed to execute under corporate seal or otherwise all such deeds, documents, instruments and assurances, and to do all such acts and things as in the director's opinion may be necessary or desirable to give effect to this resolution.